UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 23, 2015
Entergy Louisiana, LLC
(Exact name of registrant as specified in its charter)

Texas	1-32718	47-4469646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4809 Jefferson Highway, Jefferson, Louisiana		70121
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported, on October 1, 2015, the businesses formerly conducted by Entergy Louisiana, LLC (Old Entergy Louisiana) and Entergy Gulf States Louisiana, LLC (Old Entergy Gulf States Louisiana) were combined into a single public utility, Entergy Louisiana Power, LLC which was renamed Entergy Louisiana, LLC (New Entergy Louisiana) (Business Combination). With the completion of the Business Combination, New Entergy Louisiana holds substantially all of the assets, and has assumed the liabilities, of Old Entergy Louisiana and Old Entergy Gulf States Louisiana.

Included in this filing as Exhibit 99.1 are the unaudited financial statements and related notes to the financial statements of Old Entergy Gulf States Louisiana for the periods described in Item 9.01(a) below. Included in this filing as Exhibit 99.2 is the unaudited pro forma financial information described in Item 9.01(b) below. On October 1, 2015, New Entergy Louisiana filed a Current Report on Form 8-K with the SEC which included, as Exhibit 99.5 thereto, pro forma financial information. The pro forma financial information included herewith should be considered together with the pro forma financial information included with such prior report.
Item 9.01 Financial Statements and Exhibits.
(a)    Financial Statements

Included as Exhibit 99.1 hereto are the unaudited financial statements of Old Entergy Gulf States Louisiana, LLC comprised of Balance Sheets as of September 30, 2015, the related Income Statements and Statements of Comprehensive Income for the three and nine months ended September 30, 2015 and September 30, 2014, the related Statements of Changes in Equity for the nine months ended September 30, 2015 and September 30, 2014, and the related Statements of Cash Flows for the nine months ended September 30, 2015 and September 30, 2014, and the notes related thereto.

(b) Unaudited Pro Forma Financial Information

Unaudited pro forma financial information of New Entergy Louisiana as of and for the nine month period ended September 30, 2015, giving effect to the combination of Old Entergy Louisiana’s and Old Entergy Gulf States Louisiana’s public utility businesses into a single public utility, is included as Exhibit 99.2 hereto.
(d) Exhibits

Exhibit No.
99.1
Unaudited financial statements of Entergy Gulf States Louisiana, LLC as of September 30, 2015 and for the three and nine month periods ended September 30, 2015 and September 30, 2014 (including the notes related thereto)

99.2	Unaudited Pro Forma Financial Information for the Entergy Louisiana Combined Utility Business as of and for the nine month period ended September 30, 2015 (including the notes related thereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Louisiana, LLC
(Registrant)

/s/ Alyson M. Mount
Alyson M. Mount Senior Vice President and Chief Accounting Officer

Date: November 23, 2015